[LOGO OMITTED]

                                 E.I.I. REALTY
                                 SECURITIES FUND

                              INSTITUTIONAL SHARES

                                DECEMBER 31, 2002
                               SEMI-ANNUAL REPORT







                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                TABLE OF CONTENTS



Letter to Shareholders................................................      1

Schedule of Investments...............................................      4

Statement of Assets and Liabilities...................................      6

Statement of Operations...............................................      7

Statements of Changes in Net Assets...................................      8

Financial Highlights..................................................      9

Notes to the Financial Statements.....................................     10

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                DECEMBER 31, 2002


To Our Shareholders:

Enclosed is the Semi-Annual report for the period ended December 31, 2002 for the E.I.I. Realty Securities Fund, (the "Fund"). For the six-month period the Fund produced a total return of -10.48% compared to the NAREIT Equity Index return of -8.67% and the Wilshire Real Estate Securities Index return of -9.23%. Our overweight in the Apartment and Hotel sectors in anticipation of an economic recovery and underweight in Shopping Centers due to quality concerns contributed to the Fund's underperformance relative to the NAREIT Index. The Fund's net assets were $127.2 million.

Although REITs had negative absolute performance in the second half of the year they outperformed the broader equity market (S&P 500) by more than 150 basis points. This outperformance was primarily due to the relatively high dividend yield available from REITs.

The E.I.I. Realty Securities Fund emphasizes the larger quality "blue chip" REITs, with the view that over time those companies with the best managements and a lower cost of capital will outperform in a capital-intensive business. Historically, the Fund has outperformed the benchmark indices consistent with this philosophy.

In the middle of 2002 we passed an inflection point in the behavior of REITs, which led to traditional correlation patterns. Given our expectations for a continued modest economic recovery, this transition ultimately bodes well for continuing positive returns for REITs. A bond-like character has been manifest by the best relative performance for the property types with longest lease duration. Returns have been worst for hotels (nightly leases), apartments (6 month-1 year leases), followed by office (3-10 year leases), industrial (5-10 year leases), with the best returns in retail (10-20 year leases). The longer lease durations serve as a bridge to sustain cash flows during economic downturns.

We anticipate a modest economic recovery in 2003 (mirroring 2002) because of further monetary and fiscal stimulus. The Federal Reserve is committed to fight deflation at all costs; hence, we expect that short rates will remain low for at least the first half of this year. The challenge now is to restore capital spending, which has been impaired by excess capacity and a collapse in corporate profits, which is ultimately the key to job creation, which in turn is the principle driver of commercial real estate demand.

We do not expect top line growth for the majority of real estate companies before 2004, and overall growth in funds-from-operations may be flat to modestly negative. In this environment, the cyclical pressures currently evident for occupancies and rents should be near trough levels. In 2003, real estate securities should begin to anticipate resumed growth (in 2004) and achieve returns at least in line with dividends, currently about 7%, despite the prospects for rising interest rates.

In addition to the renewed monetary stimulus from the Fed's further 50 basis points easing in November, the Bush Administration has proposed aggressive additional tax cuts. The most novel aspect of the President's stimulus program is the proposal to eliminate the double taxation of corporations by exempting dividends from taxation. REITs would not qualify for the benefit because they do not pay taxes at the corporate level. At the margin, implementation of this proposal can be perceived as a negative for REITs, bonds and real estate because it would boost the after-tax return of equities. However, there are several offsetting factors:

     1. Given the political reaction of both parties, it is far from certain that this proposal will become law and very likely it will be modified.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                DECEMBER 31, 2002


     2. At the most extreme case, full elimination of dividend taxation would increase the after-tax return of equities by 70bp and is not enough return differential to offset the diversification benefits of real estate or bonds.
     3. Tax-exempt investors including IRAs and other retirement accounts that are indifferent to the tax consequences of this proposal own the majority of REIT shares.
     4. One of the drags on economic prospects has been the 3-year bear market in equities that has been exacerbated by corporate malfeasance and earnings manipulation. Paying dividends is a discipline on corporate managements. The out-performance of REITs during this turbulent period is in part a manifestation of their discipline in paying dividends and relatively rigorous corporate governance.

The current real estate cycle is fundamentally different than previous real estate cycles. In previous cycles, demand has been relatively stable, but excess supply has been the source of impaired real estate asset values. The current cycle is distinctive for several reasons:
     1. We entered the recession with the lowest vacancy levels of any postwar recession and the industry was conservatively financed, in significant part due to securitization.
     2. Dramatic shifts in returns in other sectors first starved and then flooded real estate investment flows.
     3. We have reached the lowest level of interest rates in two generations. Overall, this has resulted in the rather bizarre confluence of rising real estate investment demand and consequently higher valuations despite deteriorating real estate operating fundamentals.

Our viewpoint on the fundamentals of each property type has not much changed since the first half of the year. Consequently, our investment decisions have been dictated by market pricing more than fundamental issues. We began to take some profits in the mall sector reducing our exposure from the first half of the year. Proceeds were reinvested in stable cash flow sectors including Health Care and Timber. At some point in 2003, it will be time to no longer overweight malls and to overweight apartments.

We thank you for the continuing support and confidence that you have placed in us.

Very Truly Yours,


/S/RICHARD J. ADLER
Richard J. Adler
Chairman

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                DECEMBER 31, 2002


  COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. REALTY SECURITIES FUND AND THE NAREIT EQUITY INDEX (1) AND THE WILSHIRE REAL ESTATE
 SECURITIES INDEX (1) FROM INCEPTION (JUNE 11, 1998) THROUGH DECEMBER 31, 2002

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    E.I.I. REALTY                          WILSHIRE REAL ESTATE
                    SECURITIES FUND   NAREIT EQUITY INDEX    SECURITIES INDEX
    6/11/1998            10,000               10,000           10,000
    6/30/1998            10,260               10,253           10,253
    7/31/1998             9,650                9,587            9,539
    8/31/1998             8,940                8,683            8,548
    9/30/1998             9,390                9,174            9,027
   10/31/1998             9,213                9,004            8,903
   11/30/1998             9,415                9,137            9,071
   12/31/1998             9,306                8,907            8,941
    1/31/1999             9,112                8,720            8,747
    2/28/1999             9,000                8,515            8,678
    3/31/1999             8,908                8,477            8,631
    4/30/1999             9,801                9,281            9,551
    5/31/1999            10,039                9,485            9,712
    6/30/1999             9,728                9,332            9,547
    7/31/1999             9,382                9,035            9,182
    8/31/1999             9,309                8,920            9,044
    9/30/1999             8,910                8,581            8,636
   10/31/1999             8,613                8,370            8,475
   11/30/1999             8,571                8,234            8,342
   12/31/1999             8,955                8,495            8,656
    1/31/2000             8,987                8,523            8,691
    2/29/2000             8,847                8,421            8,525
    3/31/2000             9,256                8,698            8,899
    4/30/2000             9,856                9,283            9,533
    5/31/2000             9,933                9,374            9,648
    6/30/2000            10,336                9,615            9,973
    7/31/2000            11,163               10,455           10,868
    8/31/2000            10,690               10,031           10,477
    9/30/2000            11,141               10,350           10,818
   10/31/2000            10,631                9,902           10,348
   11/30/2000            10,876               10,029           10,581
   12/31/2000            11,591               10,735           11,316
    1/31/2001            11,501               10,847           11,429
    2/28/2001            11,264               10,674           11,192
    3/31/2001            11,321               10,777           11,201
    4/30/2001            11,582               11,034           11,467
    5/31/2001            11,798               11,301           11,788
    6/30/2001            12,490               11,964           12,421
    7/31/2001            12,181               11,726           12,173
    8/31/2001            12,616               12,155           12,598
    9/30/2001            12,009               11,650           11,851
   10/31/2001            11,627               11,317           11,407
   11/30/2001            12,288               11,940           12,147
   12/31/2001            12,578               12,231           12,499
    1/31/2002            12,625               12,254           12,553
    2/28/2002            12,812               12,491           12,840
    3/31/2002            13,573               13,240           13,630
    4/30/2002            13,561               13,353           13,712
    5/31/2002            13,703               13,534           13,850
    6/30/2002            13,975               13,904           14,134
    7/31/2002            13,248               13,176           13,259
    8/31/2002            13,176               13,151           13,264
    9/30/2002            12,698               12,646           12,678
   10/31/2002            11,925               12,037           12,048
   11/30/2002            12,458               12,604           12,644
   12/31/2002            12,510               12,698           12,829

             PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


-------------------------------------------------------------------------------------------------------------------
                                   RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                    CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                                           -------------------------------------------  -----------------------------
                                           SIX MONTHS      CALENDAR          SINCE      THREE YEARS       SINCE
                                                         YEAR-TO-DATE     INCEPTION*                   INCEPTION*
                                           -------------------------------------------  -----------------------------

E.I.I. REALTY SECURITIES FUND               -10.48%        -0.54%           25.10%        11.79%          5.03%

NAREIT Equity Index(1)                       -8.67%         3.81%           26.98%        14.34%          5.38%

Wilshire Real Estate Securities Index(1)     -9.23%         2.64%           28.29%        14.01%          5.62%


*    Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

-------------------------------------------------------------------------------------------------------------------

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2002
                                   (UNAUDITED)


COMMON STOCK--96.5%                                                                       SHARES                VALUE
                                                                                      --------------      ----------------
AMB Property Corp.                                                                          114,500           $ 3,132,720
Apartment Investment & Management Co., Class A                                              151,308             5,671,024
Archstone-Smith Trust                                                                       238,872             5,623,047
Avalonbay Communities, Inc.                                                                 108,831             4,259,645
Boston Properties, Inc.                                                                     168,900             6,225,654
Brandywine Realty Trust                                                                      86,000             1,875,660
BRE Properties, Inc., Class A                                                               102,800             3,207,360
Brookfield Properties Corp.                                                                 143,300             2,894,660
CarrAmerica Realty Corp.                                                                     25,900               648,795
CenterPoint Properties Corp.                                                                 76,300             4,360,545
Equity Office Properties Trust                                                              261,467             6,531,446
Equity Residential                                                                          187,598             4,611,159
Essex Property Trust, Inc.                                                                   41,900             2,130,615
FelCor Lodging Trust, Inc.                                                                   44,900               513,656
General Growth Properties, Inc.                                                             132,600             6,895,200
Health Care Property Investors, Inc.                                                         91,800             3,515,940
Host Marriott Corp.*                                                                        314,600             2,784,210
La Quinta Corp.*                                                                            672,700             2,959,880
Liberty Property Trust                                                                       85,000             2,714,900
The Macerich Co.                                                                            161,700             4,972,275
MeriStar Hospitality Corp.                                                                  226,000             1,491,600
Nationwide Health Properties, Inc.                                                          167,800             2,505,254
Pan Pacific Retail Properties, Inc.                                                          55,800             2,038,374
Plum Creek Timber Co., Inc.                                                                 112,400             2,652,640
Prentiss Properties Trust                                                                    49,900             1,411,172
ProLogis                                                                                    295,893             7,441,709
Public Storage, Inc.                                                                        156,102             5,043,655
Reckson Associates Realty Corp.                                                             106,200             2,235,510
Regency Centers Corp.                                                                       118,400             3,836,160
The Rouse Co.                                                                                77,600             2,459,920
Simon Property Group, Inc.                                                                  184,500             6,285,915
SL Green Realty Corp.                                                                        27,500               869,000
Summit Properties, Inc.                                                                      16,700               297,260
Sun Communities, Inc.                                                                         7,700               281,589
Taubman Centers, Inc.                                                                       120,000             1,947,600
United Dominion Realty Trust, Inc.                                                            8,100               132,516
Vornado Realty Trust                                                                        167,200             6,219,840
                                                                                                          ----------------

TOTAL COMMON STOCK (Cost $111,848,823)                                                                        122,678,105
                                                                                                          ----------------

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                DECEMBER 31, 2002
                                   (UNAUDITED)

PREFERRED STOCK - 1.2%                                                                      SHARES                VALUE
                                                                                      -------------------    -----------------

   Vornado Realty Trust Preferred Convertible, Series A                                           29,500         $  1,569,400
                                                                                                             -----------------

TOTAL PREFERRED STOCK (Cost $1,467,007)                                                                             1,569,400
                                                                                                             -----------------


TEMPORARY INVESTMENT - 1.8%                                                               PAR (000)
                                                                                      -------------------
   Provident Institutional Funds, Treasury Trust Portfolio                                       $ 2,301            2,301,320
                                                                                                             -----------------

TOTAL TEMPORARY INVESTMENT (Cost $2,301,320)                                                                        2,301,320
                                                                                                             -----------------

TOTAL INVESTMENTS - 99.5% (Cost $115,617,150)                                                                     126,548,825

OTHER ASSETS  IN EXCESS OF LIABILITIES - 0.5%                                                                         606,439
                                                                                                             -----------------

TOTAL NET ASSETS - 100.0%                                                                                        $127,155,264
                                                                                                             =================


* Denotes non-income producing security for the period ended December 31, 2002

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2002
                                   (UNAUDITED)

ASSETS
    Investments at value (Cost $115,617,150).............      $126,548,825
    Dividends receivable.................................           572,868
    Interest receivable..................................             3,713
    Receivable for investment securities sold............           304,851
    Organizational expenses..............................            15,115
    Prepaid expenses and other assets....................            16,556
                                                               ------------
      TOTAL ASSETS.......................................       127,461,928
                                                               ------------

LIABILITIES
    Payable for investment securities purchased..........           188,243
    Investment advisory fees payable.....................            87,694
    Other accrued expenses...............................            30,727
                                                               ------------
      TOTAL LIABILITIES..................................           306,664
                                                               ------------

NET ASSETS (Applicable to 13,454,285
    Institutional Class Shares outstanding, $.01
    Par value, unlimited shares authorized)..............      $127,155,264
                                                               ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER INSTITUTIONAL
CLASS SHARE..............................................            $ 9.45
                                                               ============



                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             STATEMENT OF OPERATIONS


                                                                                 Six Months Ended
                                                                                 December 31, 2002
                                                                                    (Unaudited)
                                                                              ------------------------
INVESTMENT INCOME
         Dividends (less foreign tax withheld $1,485) ..........................    $    4,475,571
         Interest...............................................................            28,757
                                                                                    --------------
                  Total Investment Income.......................................         4,504,328
                                                                                    --------------

EXPENSES
         Management fees........................................................           572,706
         Administrative fees....................................................           114,541
         Directors' fees .......................................................            30,449
         Legal fees.............................................................            18,721
         Transfer Agent  fees...................................................            18,623
         Organizational  fees...................................................            18,420
         Audit fees.............................................................            13,872
         Custodian fees.........................................................            13,592
         Filing fees............................................................             7,370
         Insurance expense......................................................             4,951
         Shareholders' reports..................................................             4,583
         Miscellaneous expenses.................................................             3,669
                                                                                    --------------
                  TOTAL EXPENSES................................................           821,497
         Less: Expenses Waived or Reimbursable..................................           (58,304)
                                                                                    --------------
                  NET EXPENSES..................................................           763,193
                                                                                    --------------
         NET INVESTMENT INCOME..................................................         3,741,135
                                                                                    --------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENT SECURITIES
         Net Realized Loss on Investment Securities Sold........................        (4,648,308)
         Change in Unrealized Depreciation of Investment Securities.............       (19,689,843)
                                                                                    --------------
                  NET LOSS ON INVESTMENT SECURITIES.............................       (24,338,151)
                                                                                    --------------

NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS..................................................    $  (20,597,016)
                                                                                    ==============

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                       Six Months Ended
                                                                      December 31, 2002        Year Ended June
                                                                         (Unaudited)               30, 2002
                                                                -   -----------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS
    Operations:
         Net Investment Income .....................................    $   3,741,135           $   9,494,724
         Net Realized Gain (Loss) on Investments ...................       (4,648,308)              9,269,472
         Change in Unrealized Appreciation/Depreciation
           of Investment Securities ................................      (19,689,843)              2,374,670
                                                                        -------------           -------------

               Net Increase (Decrease) in Assets Resulting
               From Operations .....................................      (20,597,016)             21,138,866
                                                                        -------------           -------------

    Distributions From:
         Net Investment Income .....................................       (4,208,638)             (7,642,141)
         Net Capital Gains .........................................      (10,499,853)                     --
                                                                        -------------           -------------
               Total distributions .................................      (14,708,491)             (7,642,141)
                                                                        -------------           -------------

    Capital Share Transactions - Institutional Class: (1)
         Shares Issued .............................................       10,266,356              10,977,338
         Shares Issued in Reinvestment of Distributions ............       13,461,766               5,994,503
         Shares Redeemed ...........................................      (50,334,586)            (26,244,855)
                                                                        -------------           -------------
               Net Decrease from Capital Share Transactions ........      (26,606,464)             (9,273,014)
                                                                        -------------           -------------

    Total Increase (Decrease)  in Net Assets .......................      (61,911,971)              4,223,711
                                                                        -------------           -------------

NET ASSETS
    Beginning of Period ............................................      189,067,235             184,843,524
                                                                        -------------           -------------
    End of Period(2) ...............................................    $ 127,155,264           $ 189,067,235
                                                                        =============           =============

(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
    Shares Issued ..................................................        1,004,888               1,012,949
    Shares Reinvested ..............................................        1,384,959                 552,889
    Shares Redeemed ................................................       (4,939,925)             (2,343,199)
                                                                        -------------           -------------
                                                                           (2,550,078)               (777,361)
                                                                        =============           =============

(2) Including undistributed net investment income ..................    $   2,246,736           $   2,714,239

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                           Six Months
                                              Ended                                                                June 11, 1998 (a)
                                        December 31, 2002  Year Ended     Year Ended      Year Ended   Year Ended      through
                                           (Unaudited)    June 30, 2002 June 30, 2001  June 30, 2000 June 30, 1999   June 30, 1998
                                           -----------    ------------- -------------  ------------- -------------   -------------
Net Asset Value, Beginning of Period ....     $  11.81       $  11.01      $   9.48       $   9.38       $ 10.26        $10.00
                                              --------       --------      --------       --------       -------        ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
  Net Investment Income .................         0.28           0.45          0.50           0.47          0.39          0.05
  Net Gain (Loss) on Securities (Realized
     and Unrealized).....................        (1.51)          0.81          1.42           0.06         (0.95)         0.21
                                              --------       --------      --------       --------       -------        ------
       Total from Investment Operations .        (1.23)          1.26          1.92           0.53         (0.56)         0.26
                                              --------       --------      --------       --------       -------        ------

LESS DISTRIBUTIONS
  Net Investment Income .................        (0.28)         (0.46)        (0.39)         (0.43)        (0.32)           --
  Net Realized Gains ....................        (0.85)            --            --             --            --            --
                                              --------       --------      --------       --------       -------        ------
       Total Distributions ..............        (1.13)         (0.46)        (0.39)         (0.43)        (0.32)           --
                                              --------       --------      --------       --------       -------        ------

Net Asset Value, End of Period ..........     $   9.45       $  11.81      $  11.01       $   9.48       $  9.38        $10.26
                                              ========       ========      ========       ========       =======        ======

Total Return ............................       (10.48%)#       11.89%        20.84%          6.25%        (5.18%)        2.60%#

Net Assets, End of Period (thousands) ...     $127,155       $189,067      $184,844       $130,068       $52,348        $  514

Ratio of Expenses to Average Net ........         1.00%*         1.00%         1.00%          1.00%         1.00%         1.00%*
Assets

Ratio of Expenses to Average Net
Assets (Excluding Waivers and
Assumptions of Expenses) ................         1.08%*         1.06%         1.08%          1.29%         1.73%        37.75%*

Ratio of Net Investment Income to
Average Net Assets ......................         4.90%*         5.16%         5.19%          6.34%         6.11%        10.50%*

Ratio of Net Investment Income to
Average Net Assets (Excluding Waivers
and Assumptions of Expenses) ............         4.82%*         5.10%         5.11%          6.05%         5.38%       (26.25)%*

Portfolio Turnover Rate .................           22%            72%           20%            25%           17%           22%


*    Annualized
#    Non-Annualized
(a)  Commencement of Operations.


                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                                   (UNAUDITED)


A.  ORGANIZATION:

E.I.I. Realty Securities Trust was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. E.I.I. Realty Securities Trust may offer one or more portfolios of its shares; at present only shares of E.I.I. Realty Securities Fund (the "Fund") are being offered. The Fund may offer three classes of shares; Institutional, Adviser and Investor. As of December 31, 2002, the Adviser and Investor Classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Fund, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.


B.  SIGNIFICANT ACCOUNTING POLICIES:

The following significant  accounting policies are in conformity with accounting
principles   generally  accepted  in  the  United  States.   Such  policies  are
consistently followed by the Fund in preparation of its financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions can not be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Fund on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

B.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight-line basis over a period of 60 months.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.



C.  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

The Fund has entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. will also provide administrative services to the Fund. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Fund's average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Fund, it may seek payment of such waived fees and/or absorbed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses absorbed, subject to the 1.00% limitation stated above.


D.  INVESTMENT TRANSACTIONS:

For the period ended December 31, 2002, the Fund made the following purchases and sales of investment securities other than U.S. Government Securities:

          Purchases...........................................    $33,107,329
          Sales...............................................     69,890,626

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


E.  UNREALIZED APPRECIATION/DEPRECIATION FOR FEDERAL INCOME TAX:

At December 31, 2002 gross unrealized appreciation and depreciation for Federal income tax purposes on investment securities was as follows:

          Gross Unrealized Appreciation....................    $14,059,895
          Gross Unrealized Depreciation....................     (3,848,797)
                                                               -----------
          Net..............................................    $10,211,098
                                                               ===========


F.       COMPONENTS OF NET ASSETS:

At December 31, 2002, net assets consisted of:

          Paid-In Capital..................................   $118,764,620
          Undistributed Net Investment Income..............      2,246,736
          Accumulated Net Realized Loss on Investment
            Transactions...................................     (4,787,767)
          Net Unrealized Appreciation of
            Investment Securities..........................     10,931,675
                                                              ------------
                                                              $127,155,264
                                                              ============

INVESTMENT ADVISER & ADMINISTRATOR      OFFICERS & TRUSTEES
----------------------------------      -------------------
E.I.I. Realty Securities, Inc.          Richard J. Adler, CHAIRMAN,
717 Fifth Avenue                        CHIEF EXECUTIVE OFFICER & TRUSTEE
10th Floor                              Daniel P. O'Connor, PRESIDENT
New York, NY 10022                      Lynn P.Marinaccio, SECRETARY & TREASURER
(212) 644-0794                          Warren K. Greene, INDEPENDENT TRUSTEE
                                        Joseph Gyourko, INDEPENDENT TRUSTEE
SUB-ADMINISTRATOR & TRANSFER AGENT      Richard W. Hutson, INDEPENDENT TRUSTEE
----------------------------------      Samuel R. Karetsky, TRUSTEE
PFPC Inc.                               Carl W. Schafer, INDEPENDENT TRUSTEE
400 Bellevue Parkway
Wilmington, DE 19809-3710

CUSTODIAN
---------
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL
-------------
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY  10022

INDEPENDENT AUDITORS
--------------------
Ernst & Young LLP
787 Seventh Avenue
New York, NY  10019



                                 [LOGO OMITTED]
                                  E.I.I. REALTY
                                 SECURITIES FUND

                                  888-323-8912



This report is submitted for the information of shareholders of the E.I.I. Realty Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.